Statements of Financial Position (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Fixed income securities, amortized cost	$ 4,959,541	$ 5,225,701
Equity securities, at cost	205,549	163,649
Short-term, amortized cost	$ 138,371	$ 98,553
Common stock, par value	$ 25	$ 25
Common stock, shares authorized	100	100
Common stock, shares issued	100	100
Common stock, shares outstanding	100	100